Exhibit 99.2
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                     NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

1.   The amount of such distribution allocable to principal:

     Class 1-A1....  $    0.00000000     Class 1-A13....  $    0.00000000
     Class 1-A2....  $   19.03220170     Class 1-A14....  $    0.00000000
     Class 1-A3....  $    0.00000000     Class 1-A15....  $    0.00000000
     Class 1-A4....  $   53.73276351     Class 1-PO.....  $    3.13439702
     Class 1-A5....  $   31.92641378     Class 1-M......  $    0.71361031
     Class 1-A6....  $    0.00000000     Class 1-B1.....  $    0.71360970
     Class 1-A7....  $    0.00000000     Class 1-B2.....  $    0.71361212
     Class 1-A8....  $    0.00000000     Class 1-B3.....  $    0.71361214
     Class 1-A9....  $    0.00000000     Class 1-B4.....  $    0.71361111
     Class 1-A10...  $    0.00000000     Class 1-B5.....  $    0.71360960
     Class 1-A11...  $    0.00000000     Class 1-R......  $    0.00000000
     Class 1-A12...  $    0.00000000     Class 1-RL.....  $    0.00000000

2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1....  $    0.00000000     Class 1-A13....  $    0.00000000
     Class 1-A2....  $   18.34790901     Class 1-A14....  $    0.00000000
     Class 1-A3....  $    0.00000000     Class 1-A15....  $    0.00000000
     Class 1-A4....  $   51.80083057     Class 1-PO.....  $    3.02170144
     Class 1-A5....  $   30.77851655     Class 1-M......  $    0.00000000
     Class 1-A6....  $    0.00000000     Class 1-B1.....  $    0.00000000
     Class 1-A7....  $    0.00000000     Class 1-B2.....  $    0.00000000
     Class 1-A8....  $    0.00000000     Class 1-B3.....  $    0.00000000

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     Class 1-A9....  $    0.00000000      Class 1-B4....  $    0.00000000
     Class 1-A10...  $    0.00000000      Class 1-B5....  $    0.00000000
     Class 1-A11...  $    0.00000000      Class 1-R.....  $    0.00000000
     Class 1-A12...  $    0.00000000      Class 1-RL....  $    0.00000000

3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1..... $    0.00000000    Class 1-A13....  $     0.00000000
     Class 1-A2..... $    5.98701583    Class 1-A14....  $     6.25000000
     Class 1-A3..... $    6.12500000    Class 1-A15....  $     6.25000000
     Class 1-A4..... $    5.73543484    Class 1-M......  $     6.21138414
     Class 1-A5..... $    4.48091664    Class 1-B1.....  $     6.21138630
     Class 1-A6..... $    5.15624866    Class 1-B2.....  $     6.21138485
     Class 1-A7..... $    2.08580773    Class 1-B3.....  $     6.21138416
     Class 1-A8..... $    6.25000000    Class 1-B4.....  $     6.21138889
     Class 1-A9..... $    6.04166667    Class 1-B5.....  $     6.21138613
     Class 1-A10.... $    0.06666667    Class 1-R......  $     6.30000000
     Class 1-A11.... $    0.14166667    Class 1-RL.....  $     6.30000000
     Class 1-A12.... $    6.25000000    Class 1-S......  $     0.29096798

4.   Accrual Amount:

     Class A13A     $         0.00
     Class A13B     $     1,983.14

5.   The amount of  servicing  compensation  received by the Company  during the
     month preceding the month of distribution:          $             61,018.14

     The amounts below are for the aggregate of all Certificates.

6.   The  Pool  Scheduled  Principal  Balances  of  each  Mortgage  Pool  on the preceding  Due Date after giving effect to all  distributions  allocable to
     principal made on such Distribution Date:           $        267,861,360.90

     The aggregate number of Mortgage Loans included in the Scheduled  Principal
     Balance set forth above:                                                942

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7.   The Class  Certificate  Principal Balance of each Class and the Certificate
     Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate           Single
                                      Principal Balance    Certificate Balance
                                      -----------------    -------------------

     Class 1-A1......................$           0.00       $           0.00
     Class 1-A2......................$  20,651,501.04       $         958.44
     Class 1-A3......................$  59,904,000.00       $       1,000.00
     Class 1-A4......................$  70,274,238.41       $         882.66
     Class 1-A5......................$  12,291,973.93       $         837.10
     Class 1-A6......................$   2,791,000.00       $       1,000.00
     Class 1-A7......................$  15,082,973.93       $         863.12
     Class 1-A8......................$  25,145,000.00       $       1,000.00
     Class 1-A9......................$  24,000,000.00       $       1,000.00
     Class 1-A10.....................$  24,000,000.00       $       1,000.00
     Class 1-A11.....................$  24,000,000.00       $       1,000.00
     Class 1-A12.....................$   3,480,000.00       $       1,000.00
     Class 1-A13.....................$     319,286.27       $          52.36
     Class 1-A14.....................$  31,000,000.00       $       1,000.00
     Class 1-A15.....................$   2,500,000.00       $       1,000.00
     Class 1-PO......................$     603,951.32       $         978.30
     Class 1-M.......................$   4,469,979.18       $         993.11
     Class 1-B1......................$   3,725,148.17       $         993.11
     Class 1-B2......................$   3,277,256.45       $         993.11
     Class 1-B3......................$   1,341,688.93       $         993.11
     Class 1-B4......................$     893,797.21       $         993.11
     Class 1-B5......................$   1,192,339.99       $         993.11
     Class 1-R.......................$         100.00       $       1,000.00
     Class 1-RL......................$         100.00       $       1,000.00
     Class 1-S.......................$ 242,194,007.22       $         885.16

8.   The  following   pertains  to  any  real  estate   acquired  on  behalf  of
     Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

     book value..............................               $           0.00
     unpaid principal balance................               $           0.00
     number of related mortgage loans........                              0

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9.   The aggregate  number and aggregate  Principal  Balances of Mortgage  Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

     (a)  delinquent
          (1)  30-59 days
               Number             10    Principal Balance   $  2,734,204.84
          (2)  60-89 days
               Number              1    Principal Balance   $     63,622.46
          (3)  90 days or more
               Number              0    Principal Balance   $          0.00

     (b)  in foreclosure
               Number              4    Principal Balance   $  1,485,098.83

10.  The Scheduled  Principal  Balance of any Mortgage Loan replaced pursuant to
     Section 2.03(b),  and of any Modified  Mortgage Loan purchased  pursuant to
     Section 3.01(c):                                       $          0.00

11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

     Class 1-S: ........................                    0.383700%

     1.  Senior Percentage for such Distribution Date: ...........  94.52655800%

     2.  Group I Senior Percentage for such Distribution Date: ...  94.52655800%

     3.  Group II Senior Percentage for such Distribution Date: ..   0.00000000%

     4.  Senior Prepayment Percentage for such Distribution Date:. 100.00000000%

     5.  Group I Senior Prepayment Percentage for such
         Distribution Date:....................................... 100.00000000%

     6.  Group II Senior Prepayment Percentage for such
         Distribution Date:.......................................   0.00000000%

     7.  Junior Percentage for such Distribution Date: ...........   5.47344200%

     8.  Junior Prepayment Percentage for such Distribution Date:.   0.00000000%